SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
    -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
                December 31, 2003, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



      Delaware                      333-104580-03               52-2029487
------------------------        ---------------------    -----------------------
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
------------------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the August 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  August 26, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                        Statement to Certificateholders
                                August 25, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1     205,000,000.00    149,895,062.99   13,051,687.50   199,780.74   13,251,468.24   0.00     0.00    136,843,375.49
AF2      91,000,000.00     91,000,000.00            0.00   188,067.81      188,067.81   0.00     0.00     91,000,000.00
AF3      82,000,000.00     82,000,000.00            0.00   208,607.15      208,607.15   0.00     0.00     82,000,000.00
AF4      55,500,000.00     55,500,000.00            0.00   191,554.07      191,554.07   0.00     0.00     55,500,000.00
AF5      30,350,000.00     30,350,000.00            0.00   129,189.11      129,189.11   0.00     0.00     30,350,000.00
AF6      30,000,000.00     30,000,000.00            0.00   105,083.27      105,083.27   0.00     0.00     30,000,000.00
AV1     124,300,000.00    109,701,439.78    2,856,494.98   159,917.76    3,016,412.74   0.00     0.00    106,844,944.80
AV2     124,350,000.00    107,146,109.90    3,522,406.58   156,192.71    3,678,599.29   0.00     0.00    103,623,703.32
M1       58,500,000.00     58,500,000.00            0.00   230,008.65      230,008.65   0.00     0.00     58,500,000.00
M2       49,500,000.00     49,500,000.00            0.00   210,909.99      210,909.99   0.00     0.00     49,500,000.00
M3       13,500,000.00     13,500,000.00            0.00    59,151.51       59,151.51   0.00     0.00     13,500,000.00
M4       13,500,000.00     13,500,000.00            0.00    60,838.34       60,838.34   0.00     0.00     13,500,000.00
B1       11,250,000.00     11,250,000.00            0.00    28,113.83       28,113.83   0.00     0.00     11,250,000.00
B2       11,250,000.00     11,250,000.00            0.00    34,673.73       34,673.73   0.00     0.00     11,250,000.00
R                 0.00              0.00            0.00         0.00            0.00   0.00     0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  900,000,000.00    813,092,612.67   19,430,589.06 1,962,088.67   21,392,677.73   0.00     0.00    793,662,023.61
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       900,000,000.00    830,333,393.89            0.00         7.54            7.54   0.00     0.00    813,654,503.39
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751DM1     731.19542922   63.66676829    0.97454020  64.64130849    667.52866093    AF1   1.600000 %
AF2     294751DN9   1,000.00000000    0.00000000    2.06667923   2.06667923  1,000.00000000    AF2   2.481000 %
AF3     294751DP4   1,000.00000000    0.00000000    2.54398963   2.54398963  1,000.00000000    AF3   3.054000 %
AF4     294751DQ2   1,000.00000000    0.00000000    3.45142468   3.45142468  1,000.00000000    AF4   4.145000 %
AF5     294751DR0   1,000.00000000    0.00000000    4.25664283   4.25664283  1,000.00000000    AF5   5.110000 %
AF6     294751DS8   1,000.00000000    0.00000000    3.50277567   3.50277567  1,000.00000000    AF6   4.205000 %
AV1     294751DT6     882.55381963   22.98065149    1.28654674  24.26719823    859.57316814    AV1   1.750000 %
AV2     294751DU3     861.64945637   28.32655070    1.25607326  29.58262396    833.32290567    AV2   1.750000 %
M1      294751DV1   1,000.00000000    0.00000000    3.93177179   3.93177179  1,000.00000000    M1    4.720000 %
M2      294751DW9   1,000.00000000    0.00000000    4.26080788   4.26080788  1,000.00000000    M2    5.115000 %
M3      294751DX7   1,000.00000000    0.00000000    4.38159333   4.38159333  1,000.00000000    M3    5.260000 %
M4      294751DY5   1,000.00000000    0.00000000    4.50654370   4.50654370  1,000.00000000    M4    5.410000 %
B1      294751DZ2   1,000.00000000    0.00000000    2.49900711   2.49900711  1,000.00000000    B1    3.000000 %
B2      294751EA6   1,000.00000000    0.00000000    3.08210933   3.08210933  1,000.00000000    B2    3.700000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                903.43623630   21.58954340    2.18009852  23.76964192    881.84669290
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A     922.59265988    0.00000000    0.00000838   0.00000838    904.06055932    X     0.000011 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------

                                                                     Page 2 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                August 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           628,957.76
                                Group I Curtailments                  -75,896.89
                                Group I Prepayments                10,650,287.93
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         93,557.60
                                Group II-A Curtailments                 8,283.34
                                Group II-A Prepayments              2,350,126.26
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         94,330.48
                                Group II-B Curtailments                 3,104.88
                                Group II-B Prepayments              2,926,139.14
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,751,698.56

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          199,780.74
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          188,067.81
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          208,607.15
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          191,554.07
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5          129,189.11
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6          105,083.27
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          159,917.76

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                August 25, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2          156,192.71
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           230,008.65
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           210,909.99
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            59,151.51
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            60,838.34
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            28,113.83
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            34,673.73
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2 0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                     855.35

                                Class AF-1 Interest Reduction              79.34
                                Class AF-2 Interest Reduction              74.69
                                Class AF-3 Interest Reduction              82.85
                                Class AF-5 Interest Reduction              51.31
                                Class AF-4 Interest Reduction             152.18
                                Class AF-6 Interest Reduction              41.73
                                Class AV-1 Interest Reduction              63.51
                                Class AV-2 Interest Reduction              62.03
                                Class M-1 Interest Reduction               91.35
                                Class M-2 Interest Reduction               83.76
                                Class M-3 Interest Reduction               23.49
                                Class M-4 Interest Reduction               24.16
                                Class B-1 Interest Reduction               11.17
                                Class B-2 Interest Reduction               13.77

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                August 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    607,072,447.25
                                Group I Ending Pool Balance       595,869,098.45
                                Group II-A Beginning Pool Balance 112,581,872.47
                                Group II-A Ending Pool Balance    110,129,905.27
                                Group II-B Beginning Pool Balance 110,679,074.17
                                Group II-B Ending Pool Balance    107,655,499.67
                                Total Beginning Pool Balance      830,333,393.89
                                Total Ending Pool Balance         813,654,503.39

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 252,946.85
                                Group II-A Servicing Fee               46,909.11
                                Group II-B Servicing Fee               46,116.28

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-A Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-B Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                          70,994.17

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                August 25, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     398      50,661,972.37           8.50 %
                        31-60 days      41       5,114,949.86           0.86 %
                        61-90 days      23       3,127,381.88           0.52 %
                         91+days         7         987,427.63           0.17 %
                          Total        469      59,891,731.74          10.05 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     65       9,261,349.69            8.41 %
                        31-60 days      6         795,824.75            0.72 %
                        61-90 days      6         550,250.85            0.50 %
                          91+days       6         788,947.44            0.72 %
                          Total        83      11,396,372.73           10.35 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     48       5,992,191.49            5.57 %
                        31-60 days      7         709,147.04            0.66 %
                        61-90 days      6         626,146.04            0.58 %
                         91+days        1         112,445.45            0.10 %
                          Total        62       7,439,930.02            6.91 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          13            1,606,805.12                    0.27 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          5             524,160.47                      0.48 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         5              803,766.84                      0.75 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 6 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                August 25, 2004
--------------------------------------------------------------------------------
                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three Largest
                                 Loans

                                Group I Three Largest Loans         1,450,818.58
                                Group II-A Three Largest Loans        973,125.69
                                Group II-B Three Largest Loans      1,399,886.54

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually
                        Past Due

                                Group I Aggregate Principal Balance of Balloon
                                        Loans                               0.00
                                Group II-A Aggregate Principal Balance of
                                        Balloon Loans                       0.00
                                Group II-B Aggregate Principal Balance of
                                        Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii)        Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 7 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                August 25, 2004
--------------------------------------------------------------------------------

                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                        Distribution                        0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 8 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                August 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                         Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.37 % Group II-A Weighted Average Mortgage Rate 7.28 % Group II-B Weighted Average Mortgage Rate 7.15 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 326.00 Group II-A Weighted Average Remaining
                                  Term                                    352.00
                                Group II-B Weighted Average Remaining
                                  Term                                    352.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
   (xxii),(xxiii)
                                Overcollateralization Amount       19,992,479.78
                                Overcollateralization Target
                                  Amount                           39,150,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           19,157,520.22

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                of the Original Pool Balance              0.00 %
                                Senior Enhancement Percentage            19.43 %
                                Senior Specified Enhancement Percentage  43.70 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             1.12 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                                   0.00


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JPMORGAN         Copyright (R) 2001 J.P. Morgan Chase & Co. All rights reserved.